UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 10, 2008
(January 31, 2008)

Linn Energy, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Street, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by Linn Energy, LLC (“Linn Energy” or the “Company”) on February 4, 2008 in connection with its acquisition of oil and gas properties from Lamamco Drilling Company (“Lamamco”) which was completed on January 31, 2008 (referred to as the “Mid-Continent IV Acquisition” or “Mid-Continent IV Assets”).  The Current Report on Form 8-K filed February 4, 2008 is being amended by this Amendment No. 1 to include the audited financial statements and information for the Mid-Continent IV Acquisition required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b).  No other amendments to the Form 8-K filing on February 4, 2008 are being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)                                              Financial statements of business acquired.

The audited statement of revenues and direct operating expenses, including the notes thereto, for the assets acquired from Lamamco for the year ended December 31, 2007, and the independent auditor’s report related thereto, is attached as Exhibit 99.1 and incorporated herein by reference.

(b)                                             Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Linn Energy as of December 31, 2007 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 which give effect to the Mid-Continent IV Acquisition and certain other acquisitions, are attached as Exhibit 99.2 and incorporated herein by reference.

(c)                                              Shell company transactions.

Not applicable.

(d)                                             Exhibits.

Exhibit Number	Description

* 2.1

Purchase and Sale Agreement, dated December 20, 2007, between Lamamco Drilling Company, as Seller and Linn Energy Holdings, LLC, as Purchaser, a copy of which was filed as Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008, is incorporated herein by reference.

* 2.2

Amendment to Restated Purchase and Sale Agreement, dated January 31, 2008, between Lamamco Drilling Company, as Seller and Linn Energy Holdings, LLC, as Purchaser, a copy of which was filed as Exhibit 2.2 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008, is incorporated herein by reference.

† 23.1	Consent of Independent Registered Public Accounting Firm - KPMG LLP.

† 99.1

The audited statement of revenues and direct operating expenses, including the notes thereto, for the assets acquired from Lamamco for the year ended December 31, 2007, and the independent auditor’s report related thereto.

† 99.2

The unaudited pro forma condensed combined balance sheet of Linn Energy as of December 31, 2007 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 which give effect to the Mid-Continent IV Acquisition and certain other acquisitions.

99.3

Press Release of Linn Energy dated January 31, 2008, a copy of which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2008, is incorporated herein by reference.

†	Filed herewith.

*

The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: April 10, 2008	/s/ Lisa D. Anderson
Lisa D. Anderson
Senior Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)